STONE MOUNTAIN RESOURCES INC.

UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL INFORMATION

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CONTENTS

PAGE	1	Basis of presentation

PAGE	2	Unaudited Pro Forma Condensed Consolidated Balance Sheet at March 31, 2007

PAGE	3	Unaudited Pro Forma Condensed Consolidated Statement of Income (Loss) and Comprehensive Income (Loss) for the three months ended March 31, 2007

PAGE	4	Unaudited Pro Forma Condensed Consolidated Statement of Income (Loss) and Comprehensive Income (Loss) for the year ended December 31, 2006

PAGE	5	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

STONE MOUNTAIN RESOURCES INC.
UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL INFORMATION

Basis of Presentation

On June 29, 2007, Stone Mountain Resources, Inc. (the “Company” or “SMOU”) executed a Share Exchange Agreement (the “Share Exchange Agreement”) by and between Stone Mountain Resources Inc., Continental Development Limited, a Hong Kong corporation (the “Continental”) and Excelvantage Group Limited, a British Virgin Islands Company which owns 100% of Continental (the “Continental Shareholder”).

Under the Share Exchange Agreement, at the Closing on June 29, 2007, the Company issued 12,000,000 shares of its common stock, representing 60.12% of the Company’s issued and outstanding common stock after giving effect to the cancellation of 12,000,000 shares by Peter Dodge on June 29, 2007, to the Continental Shareholders in exchange for 100% of the common stock of Continental. After the closing of the transaction, SMOU had a total of 19,961,000 shares of common stock outstanding, with the Continental Shareholders owning 60.12%% of the total issued and outstanding shares of SMOU’s common stock, and the balance held by those who held shares of Stone Mountain’s common stock prior to the closing of the exchange. This share exchange transaction resulted in the Continental Shareholders obtaining a majority voting interest in SMOU. Generally accepted accounting principles require that the company whose shareholders retain the majority interest in a combined business be treated as the acquirer for accounting purposes, resulting in a reverse acquisition. Accordingly, the share exchange transaction has been accounted for as a recapitalization of SMOU.

The unaudited pro forma condensed consolidated statements of income (loss) combine the historical condensed consolidated statements of income (loss) of SMOU and Continental, giving effect to the share exchange and other related events as if it had occurred on January 1, 2006 and January 1, 2007. The unaudited pro forma condensed consolidated balance sheet combines the historical condensed consolidated balance sheets of SMOU and Continental, giving effect to the share exchange and other related events as if it had been consummated on March 31, 2007. These unaudited pro forma condensed consolidated financial statements have been prepared for comparative purposes only and do not purport to be indicative of the results of operations which actually would have resulted had the transaction occurred on the date indicated and are not necessarily indicative of the results that may be expected in the future.

STONE MOUNTAIN RESOURCES INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
BALANCE SHEET AS OF MARCH 31, 2007

	KANDI HISTORICAL	SMOU HISTORICAL	PRO FORMA ADJUSTMENTS		PRO FORMA COMBINED
CURRENT ASSETS
Cash and cash equivalents	$735,227	$396	$-		$735,623
Restricted cash	12,024,514				12,024,514
Accounts receivable	7,686,365	-	-		7,686,365
Notes receivable	5,135,329	-	-		5,135,329
Inventories	4,764,052	-	-		4,764,052
Other receivables	2,393,639	-	-		2,393,639
Due from employees	12,613	-	-		12,613
Prepayments and prepaid expenses	211,992	-	-		211,992
Deferred taxes	100	-	-		100
Total current assets	32,963,831	396	-		32,964,227

Plant and equipment, net	9,239,091	-	-		9,239,091
Land use right, net	393,512	-	-		393,512
Construction in progress	458,404	-	-		458,404
Deferred taxes	8,145	-	-		8,145
Total long term assets	10,099,152	-	-		10,099,152

TOTAL ASSETS	$43,062,983	$396	$-		$43,063,379

CURRENT LIABILITIES
Accounts payable	$5,877,556	$-	$-		$5,877,556
Other payables and accrued liabilities	390,978	8,100	-		399,078
Short term bank loans	10,753,668	-	-		10,753,668
Current portion of long-term bank loan	1,920,934	-	-		1,920,934
Notes payable	14,012,262	-	-		14,012,262
Due to related parties	2,403	-	-		2,403
Customer deposits	1,414,672	-	-		1,414,672
Deferred taxes	345	-	-		345
Total current liabilities	34,372,818	8,100	-		34,380,918

LONG-TERM LIABILITIES
Deferred taxes	3,309	-	-		3,309
Total long-term liabilities	3,309	-	-		3,309

TOTAL LIABILITIES	34,376,127	8,100	-		34,384,227

SHAREHOLDERS’ EQUITY
Registered capital	6,645,321	-	(6,645,321	)(1)	-
Common stock	-	19,961	-		19,961
Additional paid-in capital	520,872	91,289	6,645,321	(1)	7,257,482
Retained earnings (deficit)	1,037,142	(118,954)	-		918,188
Accumulated other comprehensive income	483,521	-	-		483,521

Total Shareholders’ Equity	8,686,856	(7,704)	-		8,679,152

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$43,062,983	$396	$-		$43,063,379

STONE MOUNTAIN RESOURCES INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
 STATEMENT OF INCOME (LOSS) AND COMPREHENSIVE INCOME (LOSS)
FOR THE THREE MONTHS ENDED MARCH 31, 2007

	KANDI HISTORICAL	SMOU HISTORICAL	PRO FORMA ADJUSTMENTS	PRO FORMA COMBINED

REVENUES, NET	$6,004,743	$-	$-	$6,004,743

COST OF GOODS SOLD	4,854,101	-	-	4,854,101
GROSS PROFIT	1,150,642	-	-	1,150,642

Research and development	11,978	-	-	11,978
Selling and marketing	163,171	-	-	163,171
General and administrative	170,532	872	-	171,404
TOTAL OPERATING EXPENSES	345,681	872	-	346,553

INCOME (LOSS) FROM OPERATIONS	804,961	(872)	-	804,089

INTEREST EXPENSE, NET	(89,803)	-	-	(89,803)
FORFEITURE ON CUSTOMER DEPOSITS	265,789	-	-	265,789
OTHER EXPENSE, NET	(4,937)	-	-	(4,937)

INCOME (LOSS) BEFORE INCOME TAXES	976,010	(872)	-	975,138

INCOME TAXES	34,892	-	-	34,892

NET INCOME (LOSS)	941,118	(872)	-	940,246

OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	91,058	-	-	91,058
Income tax expense related to other comprehensive income	(30,049)	-	-	(30,049)
OTHER COMPREHENSIVE INCOME, NET OF TAX	61,009	-	-	61,009

COMPREHENSIVE INCOME (LOSS)	$1,002,127	$(872)	$-	$1,001,255

WEIGHTED AVERAGE SHARES OUTSTANDING, BASIC AND DILUTED	-	19,961,000	-	19,961,000

Net income (loss) per common share, basic and diluted	$-	$(0.00)	$-	$0.05

STONE MOUNTAIN RESOURCES INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
 STATEMENT OF INCOME (LOSS) AND COMPREHENSIVE INCOME (LOSS)
FOR THE YEAR ENDED DECEMBER 31, 2006

	KANDI HISTORICAL DECEMBER 31, 2006	SMOU HISTORICAL MARCH 31, 2007	PRO FORMA ADJUSTMENTS	PRO FORMA COMBINED

REVENUES	$14,480,836	$-	$-	$14,480,836

COST OF GOODS SOLD	11,884,462	-	-	11,884,462
GROSS PROFIT	2,596,374	-	-	2,596,374

Research and development	103,785	-	-	103,785
Selling and marketing	289,408	-	-	289,408
General and administrative	411,306	1,990	-	413,296
TOTAL OPERATING EXPENSES	804,499	1,990		806,489

INCOME (LOSS) FROM OPERATIONS	1,791,875	(1,990)	-	1,789,885

INTEREST EXPENSE, NET	(836,056)	-	-	(836,056)
GOVERNMENT GRANTS	97,806	-	-	97,806
FORGIVENESS OF DEBT	29,324	-	-	29,324
OTHER EXPENSE, NET	(3,725)	-	-	(3,725)

INCOME (LOSS) BEFORE INCOME TAXES	1,079,224	(1,990)	-	1,077,234

INCOME TAXES	(69)	-	-	(69)

NET INCOME (LOSS)	1,079,155	(1,990)	-	1,077,165

OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	236,114	-	-	236,114
Income tax expense related to other comprehensive income	(77,918)	-	-	(77,918)
OTHER COMPREHENSIVE INCOME, NET OF TAX	158,196	-	-	158,196

COMPREHENSIVE INCOME (LOSS)	$1,237,351	$(1,990)	$-	$1,235,361

WEIGHTED AVERAGE SHARES OUTSTANDING, BASIC AND DILUTED	-	19,961,000	-	19,961,000

Net income (loss) per common share, basic and diluted	$-	$(0.00)	$-	$0.06

STONE MOUNTAIN RESOURCES INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTS

Notes:

The following adjustments to the unaudited pro forma condensed consolidated financial statements are based on the assumption that the share exchange was consummated on January 1, 2007 and January 1, 2006.

(1)	Adjustment to eliminate the registered capital of Kandi as if the share exchange occurred on January 1, 2007 and January 1, 2006.